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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
Sapient Corporation:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.


KPMG LLP

Boston, Massachusetts
March 9, 2000